SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2004

                            STRUCTURED PRODUCTS CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)

Delaware                             001-32180            13-3692801
--------                             ---------            ----------
(State or other jurisdiction of     (Commission File     (IRS Employer
incorporation or organization)       Number)              Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496
                                                  ---------------

Item 1.   Changes in Control of Registrant.
-------   ---------------------------------
          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
-------   -------------------------------------
          Not Applicable.

Item 3.   Bankruptcy or Receivership.
-------   ---------------------------
          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
-------   ----------------------------------------------
          Not Applicable.

Item 5.   Other Events.
-------   -------------
          Not Applicable.

Item 6.   Resignations of Registrant's Directors.
-------   ---------------------------------------
          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

Exhibit 5.1 to Form S-3                 Description
-----------------------                 -----------
                                        Form of an opinion of Orrick, Herrington
                                        &   Sutcliffe   LLP  with   respect   to
                                        legality.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 11, 2004
                                              STRUCTURED PRODUCTS CORP.


                                              By:  /s/ Mark Graham
                                                --------------------------------
                                                Name:
                                                Title:  Authorized Signatory

EXHIBIT INDEX

--------------------------------------------------------------------------------------- -----------------------
Description                                                                             Paper    (P)    or
                                                                                        Electronic (E)
--------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------- -----------------------
Opinion of Orrick,  Herrington  &  Sutcliffe  LLP with  respect to  legality  in connection E with CorTS(R) Trust III For Verizon Global Funding Notes
--------------------------------------------------------------------------------------- -----------------------


                                 April 26, 2004


Citigroup Global Markets Inc.
390 Greenwich Street
New York, New York  10013

Structured Products Corp.
388 Greenwich Street
New York, New York  10013

      Re:  1,000,000 Corporate-Backed Trust Securities (CorTS(R)) Certificates

Ladies and Gentlemen:

                  We have acted as counsel to Citigroup Global Markets Inc. ("CGM") and Structured Products Corp. (the "Depositor"), and are rendering this opinion in connection with the offer and sale by the Depositor to CGM (the "Underwriter") of 1,000,000 CorTS(R) Class A Certificates (the "Class A Certificates"), issued by CorTS(R) Trust III For Verizon Global Funding Notes (the "Trust") pursuant to the CorTS(R) Supplement 2004-7, dated as of April 26, 2004 (the "Supplement"), to the Base Trust Agreement, dated as of December 15, 2000 (the "Agreement," and together with the Supplement, the "Trust Agreement"), each between the Depositor and U.S. Bank Trust National Association (the "Trustee"). The Trust also is issuing Class B Certificates (the "Class B Certificates" and, together with the Class A Certificates, the "Certificates") in a notional amount of $25,000,000 and call warrants relating to $25,000,000 principal amount of Term Assets (the "Call Warrants"). Capitalized terms used herein that are not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement.

                  The Certificates will evidence the entire undivided interest in the Trust, the property of which will consist principally of $25,000,000 aggregate principal amount of 7.75% Notes (the "Term Assets") issued by Verizon Global Funding Corp. (the "Term Assets Issuer"), having the characteristics described in the prospectus dated August 9, 2001 (the "Term Assets Prospectus"). The Class A Certificates are included in the Registration Statement on Form S-3 (Registration No. 333-89080) filed by the Depositor with the Securities and Exchange Commission (the "Commission"), under the Securities Act of 1933, as amended (the "Act") as declared effective on July 25, 2002 (the "Registration Statement"), and were offered by the prospectus dated July 28, 2003 (the "Base Prospectus") and the prospectus supplement (the "Prospectus Supplement") dated April 19, 2004 (the Base Prospectus and the Prospectus Supplement being hereinafter referred to as the "Prospectus").

                  In rendering the opinions  expressed  below,  we have examined
(i) the Trust Agreement; (ii) the Registration Statement;  (iii) the Prospectus;
(iv) the  articles of  incorporation  and by-laws of the  Depositor;  (v) a good standing certificate issued by the State of Delaware with respect to the Depositor; (vi) certain resolutions adopted by the Board of Directors of the Depositor; (vii) an Action of Authorized Finance Officer; (viii) the Certificates; (ix) the Call Warrants; and (x) the Underwriting Agreement, dated as of April 19, 2004 (the "Underwriting Agreement"), by and between CGM, as an underwriter, and the Depositor. In addition, we have examined originals (or copies certified or otherwise identified to our satisfaction) of such other instruments, certificates, records and documents as we have deemed necessary or appropriate for the purpose of rendering this opinion.

                  Based  upon  the   foregoing,   and  having  regard  to  legal
considerations   which   we  deem   relevant,   subject   to  the   assumptions,
qualifications and limitations set forth herein, we are of the opinion that:

                  The Trust Agreement creates a valid trust under the laws of the State of New York. Assuming that the Certificates and the Call Warrants have been duly executed in accordance with the Trust Agreement, when such Certificates and Call Warrants have been delivered and paid for as contemplated by the Prospectus and the Trust Agreement, as applicable, the Certificates and the Call Warrants will be validly issued and outstanding and will be entitled to the benefits afforded by the Trust Agreement.

                  With your permission we have assumed the following: (a) the authenticity of original documents and genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; (c) the truth, accuracy and completeness of the information, representations and warranties made in conference or contained in the records, documents, instruments and certificates we have reviewed; (d) except as expressly covered in the opinions set forth above, the corporate power and authority of the respective parties to the Trust Agreement to enter into and perform all of their obligations thereunder; (e) except as expressly covered in the opinions set forth above, the due authorization, execution and delivery of the Trust Agreement on behalf of the respective parties thereto and the legal, valid, and binding effect thereof and enforceability against the respective parties thereto; (f) the Trustee has complied with all material provisions of the Trust Agreement; and (g) the absence of any evidence extrinsic to the provisions of the written agreements between the parties that the parties intended a meaning contrary to that expressed by those provisions.

                  Whenever a statement herein is qualified by the phrases "to our knowledge" or "come to our attention," it is intended to indicate that, during the course of our representation of the Underwriter and the Depositor, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys currently in this firm who have rendered legal services in connection with this opinion letter. However, we have not undertaken any independent investigation to determine the accuracy of any such statement, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation; no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Underwriter and the Depositor.

          Our opinion that any document is legal, valid, binding or enforceable in accordance with its terms is qualified as to:

                  (i)   limitations    imposed   by   bankruptcy,    insolvency,
reorganization, receivership, conservatorship, liquidation, arrangement, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally;

                  (ii) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                  (iii) the unenforceability under certain circumstances of provisions imposing penalties, forfeiture, late payment charges, or an increase in interest rate upon delinquency in payment or the occurrence of any event of default; and

                  (iv) rights to indemnification or contribution which may be limited by applicable law and equitable principles or otherwise unenforceable as against public policy.

                  In addition, we express no opinion as to whether a federal court of the United States of America or a state court outside the State of New York would give effect to the choice of New York law provided for in the Trust Agreement, the Certificates and the Call Warrants.

                  We express no opinions as to matters of law other than the law of the State of New York, the Delaware General Corporation Law and the federal law of the United States of America

                                              Very truly yours,

                                              /s/ Orrick, Herrington & Sutcliffe

                                              ORRICK, HERRINGTON & SUTCLIFFE LLP